Pension Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Interest cost	$ 4	$ 5	$ 4
Expected return on plan assets	(5)	(6)	(5)
Amortization of net loss	3	2	1
Net periodic benefit cost	$ 2	$ 1	$ 0